UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Casa Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38324	75-3108867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old River Road Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 688-6706

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CASA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Casa Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 18, 2023. The following is a summary of the matters voted on at that meeting.

1. The Company’s stockholders voted to elect Scott Bruckner, Michael Hayashi and Bill Styslinger as Class III directors to serve three-year terms ending at the Company’s 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Abstaining	Broker Non-Votes
Scott Bruckner (Class III)	54,513,343	1,215,874	25,395,465
Michael Hayashi (Class III)	51,364,910	4,364,307	25,395,465
Bill Styslinger (Class III)	38,994,345	16,734,872	25,395,465

2. The Company’s stockholders voted to ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining
79,690,975	1,414,247	19,460

3. The Company’s stockholders voted, on a non-binding, advisory basis, to approve the 2022 compensation paid to the Company’s named executive officers. The results of the stockholders’ vote with respect to the approval of such compensation were as follows:

Votes For	Votes Against	Votes Abstaining
42,127,738	13,216,630	384,849

4. The Company’s stockholders voted, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on executive compensation. The results of the stockholders' votes with respect to the frequency of future stockholder advisory votes on executive compensation were as follows:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Votes Abstaining
55,076,176	159,970	277,828	215,243

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Casa Systems, Inc.

Date: May 18, 2023	By:	/s/ Edward Durkin
Edward Durkin
Interim Chief Executive Officer and Chief Financial Officer